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Exhibit 10.3

LIMITED CONSENT AND SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

        This LIMITED CONSENT AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Consent and Amendment") is entered into as of this 3rd day of November, 2004 by and among J.B. POINDEXTER & CO., INC., a Delaware corporation ("Poindexter"), MORGAN TRAILER MFG. CO., a New Jersey corporation ("Morgan"), TRUCK ACCESSORIES GROUP, INC., a Delaware corporation ("TAG"), MAGNETIC INSTRUMENTS CORP., a Delaware corporation ("MIC"), MORGAN OLSON CORPORATION, a Delaware corporation ("MOC") and EFP CORPORATION, a Delaware corporation ("EFP") (Poindexter, Morgan, TAG, MIC, MOC and EFP are each a "Borrower" and collectively referred to as "Borrowers"), the other Loan Parties signatory hereto, LaSalle Bank National Association, a national banking association, for itself, as a Lender, and as Agent for the Lenders, and all other Lenders parties hereto. Unless otherwise specified herein, capitalized terms used in this Consent and Amendment shall have the meanings ascribed to them by the Loan Agreement (as hereinafter defined).

RECITALS

        WHEREAS, the Borrowers, the Loan Parties, the Agent and the Lenders have entered into that certain Loan and Security Agreement dated as of March 15, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement");

        WHEREAS, the Borrowers and the Loan Parties have advised Agent that TAG desires to enter into an Asset Purchase Agreement ("Pace-Edwards Purchase Agreement") dated on or about the date hereof between TAG and Pace-Edwards Company, a Washington corporation ("Pace-Edwards"), pursuant to which TAG shall acquire from Pace-Edwards certain of the assets of Pace-Edwards described therein (the "Purchased Assets") for a purchase price of $9,900,000 (as the same may be adjusted in accordance with the Pace-Edwards Purchase Agreement) payable pursuant to the Pace-Edwards Purchase Agreement (the "Pace-Edwards Sale"); and

        WHEREAS, the Borrowers and the Loan Parties desire that Agent and the Lenders provide their consent to the Pace-Edwards Sale and amend certain provisions of the Loan Agreement as herein set forth.

        NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Loan Parties, the Agent and Lenders hereby agree as follows:

        SECTION 1.    Limited Consent.    Subject to the conditions precedent set forth in Section 4 hereof and notwithstanding the Loan Parties' failure to comply with clauses (1), (2) and (7) of subsection 13(d)(ii) of the Loan Agreement (the "Noted Sections"), Agent and Lenders hereby consent to the Pace-Edwards Acquisition and agree for solely for purposes of consummating the Pace-Edwards Acquisition that the Loan Parties shall not be required to comply with the Noted Sections.

        SECTION 2.    Acknowledgements and Post-Closing Matters.

        (a)   The Borrowers and the Loan Parties covenant and agree that on or prior to December 3, 2004 the Borrowers and the Loan Parties shall deliver, or shall cause to be delivered, to Agent (each in form and substance satisfactory to Agent): (i) a mortgage or deed of trust by TAG in favor of Agent in respect of all fee interests in any real property acquired by TAG pursuant to the Pace-Edwards Acquisition ("Acquired Real Property") as additional security for the Liabilities under the Loan Agreement together with a UCC-2 Fixture Filing in respect thereof; (ii) a title insurance policy from a title company acceptable to Agent in respect of the Acquired Real Property (with such endorsements as Agent may reasonably require), estoppel letters, environmental assessments and such other related items reasonably requested by Agent; (iii) an opinion from TAG's Washington counsel regarding the mortgage or deed of trust; (iv) evidence that the property insurance policy maintained by TAG has been amended to cover the new locations of TAG at which the Purchased Assets are located; and (v) such other documents, agreements, certificates or other items as Agent shall reasonably require. Notwithstanding anything to the contrary contained in the Loan Agreement and herein, the Agent, the Lenders, the Borrowers and the Loan Parties further acknowledge and agree that failure to timely provide Agent with any of the foregoing agreements, documents, certificates or instruments shall constitute an immediate Event of Default under the Loan Agreement.

        (b)   The Borrowers and the Loan Parties hereby acknowledge and agree that the Agent and the Lenders hereby have not consented to the inclusion of the Purchased Assets in the TAG's Individual Revolving Loan Limit and that the Purchased Assets shall only be included in the TAG's Individual Revolving Loan Limit when Agent shall have completed with satisfactory results the field examinations, audits, appraisals and other due diligence as Agent shall reasonably require in respect of the Purchased Assets pursuant to subsection 13(d)(ii)(5) of the Loan Agreement. The Borrowers and the Loan Parties also acknowledge and agree that TAG shall not have any availability for Revolving Loans or Letters of Credit under subsection 2(a)(A)(II)(iii) of the Loan Agreement in respect of the Acquired Real Property until Agent shall have received (i) an appraisal of the fair-market value of the Acquired Real Property from an appraiser and in form and substance acceptable to Agent and (ii) a current as-built survey in respect of the Acquired Real Property from a surveyor and in form and substance acceptable to Agent pursuant to subsection 2(a)(B) of the Loan Agreement.

        (c)   The Borrowers and the Loan Parties covenant and agree that on or prior to December 3, 2004 the Borrowers and the Loan Parties shall deliver, or shall cause to be delivered, to Agent (each in form and substance satisfactory to Agent) executed copies of (i) a Supplemental Patent Security Agreement and Supplemental Trademark Security Agreement by TAG in favor of Agent in respect of the United States Patent and United States Trademarks acquired by TAG pursuant to the Pace-Edwards Acquisition (the "Acquired Intellectual Property") as additional security for the Liabilities under the Loan Agreement and (ii) a Trademark Release and a Patent Release by any pre-existing lien holders to the extent necessary to release any prior Lien granted on the Acquired Intellectual Property.

        SECTION 3.    Amendment.    The definition of "Acquisition" set forth in Section 1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            ""Acquisition" shall mean any transaction resulting in the acquisition by a Loan Party or a Subsidiary of a Loan Party of a Person (by merger or stock purchase) or the acquisition of all or a material portion of the assets of a Person in accordance with subsection 13(d) hereof."

        SECTION 4.    Effectiveness.    The effectiveness of this Consent and Amendment is subject to the satisfaction of each the following conditions precedent:

        (a)   this Consent and Amendment shall have been duly executed and delivered by the Borrowers, the Loan Parties, the Agent and each Lender;

        (b)   Agent shall have received, in form and substance reasonably satisfactory to Agent, executed copies of the Pace-Edwards Purchase Agreement, all other related agreements and instruments, and all opinions, certificates, lien search results and other documents reasonably requested by Agent that evidence or confirm the consummation of the Pace-Edwards Acquisition;

        (c)   Agent shall have received, in form and substance reasonably satisfactory to Agent, an officer's certificate of TAG (A) certifying that (i) the Pace-Edwards Acquisition is permitted under the terms and provisions of the Senior Note Documents as in effect as of the date of the Loan Agreement (without regard to any subsequent waivers or amendments thereto); (ii) each of the conditions precedent to the consummation of the Pace-Edwards Acquisition has been satisfied; (iii) the United States Bankruptcy Court for District of Delaware (the "Bankruptcy Court") has entered an order (the

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"Sale Order") authorizing, pursuant to Section 363 of the Bankruptcy Code, the sale of assets being undertaken in the Pace-Edwards Acquisition, free and clear of all liens, claims, liabilities, encumbrances and interests (except for Permitted Liens) and the Pace-Edwards Acquisition is entitled to the protections of Section 363(m) of the Bankruptcy Code; (iv) the Sale Order has not been stayed by the Bankruptcy Court (or by any other court having jurisdiction to issue any such stay), or reversed, vacated, amended, supplemented, modified or appealed; and (v) no appeal or petition for review, rehearing, or certiorari with respect to the Sale Order is pending and the Pace-Edwards Sale shall otherwise be in full force and effect; and (B) certifying and attaching a certified copy of the Sale Order;

        (d)   Agent shall have received, in form and substance reasonably satisfactory to Agent, the financial information requested by Agent in respect of Pace-Edwards; and

        (e)   The representations and warranties contained herein shall be true and correct in all respects.

        SECTION 5.    Representations and Warranties.    In order to induce the Agent and each Lender to enter into this Consent and Amendment, each Loan Party hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Consent and Amendment, that:

        (a)   all of the representations and warranties contained in the Loan Agreement and in each Other Agreement are true and correct as of the date hereof after giving effect to this Consent and Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

        (b)   the execution, delivery and performance by the Loan Parties of this Consent and Amendment has been duly authorized by all necessary corporate action required on their part and this Consent and Amendment, and the Loan Agreement is the legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

        (c)   neither the execution, delivery and performance of this Consent and Amendment by the Loan Parties, the performance by the Loan Parties of the Loan Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party's certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

        (d)   No Default or Event of Default has occurred and is continuing.

        SECTION 6.    Reference to and Effect Upon the Loan Agreement.

        (a)   Except as specifically set forth above, the Loan Agreement and each of the Other Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

        (b)   The consent and amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any Other Agreement, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or any Other Agreement or (iii) constitute a waiver of any provision of the Loan

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Agreement or any Other Agreement, except as specifically set forth herein. Upon the effectiveness of this Consent and Amendment, each reference in the Loan Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Loan Agreement and the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby. This Consent and Amendment shall be construed in connection with and as part of the Loan Agreement. Each Loan Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Liabilities or the payment thereof when due.

        SECTION 7.    Costs And Expenses.    As provided in Section 4(c)(v) of the Loan Agreement, the Borrowers agree to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Consent and Amendment.

        SECTION 8.    GOVERNING LAW.    THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

        SECTION 9.    Headings.    Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute part of this Consent and Amendment for any other purposes.

        SECTION 10.    Counterparts.    This Consent and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

        [Signature Pages Follow]

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        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Consent and Amendment as of the date first written above.

BORROWERS:
J.B. POINDEXTER & CO., INC.
By:	/s/ ROBERT S. WHATLEY Robert S. Whatley Vice President
MORGAN TRAILER MFG. CO.
By:	/s/ ROBERT S. WHATLEY Robert S. Whatley Vice President
TRUCK ACCESSORIES GROUP, INC.
By:	/s/ ROBERT S. WHATLEY Robert S. Whatley Vice President
MAGNETIC INSTRUMENTS CORP.
By:	/s/ ROBERT S. WHATLEY Robert S. Whatley Vice President
MORGAN OLSON CORPORATION
By:	/s/ ROBERT S. WHATLEY Robert S. Whatley Vice President
EFP CORPORATION
By:	/s/ ROBERT S. WHATLEY Robert S. Whatley Vice President

[Signature Page to Limited Consent and Second Amendment to Loan and Security Agreement]

AGENT AND LENDER:
LASALLE BANK NATIONAL ASSOCIATION, as Agent and Lender
By:

Name:

Title:

[Signature Page to Limited Consent and Second Amendment to Loan and Security Agreement]

        The following Persons are signatories to this Consent and Amendment in their capacities as Loan Parties, not as Borrowers:

LOAN PARTIES:
LOWY GROUP, INC.
By:	/s/ ROBERT S. WHATLEY Robert S. Whatley Vice President
RAIDER INDUSTRIES INC.
By:	/s/ ROBERT S. WHATLEY Robert S. Whatley Vice President
SWK HOLDINGS, INC.
By:	/s/ ROBERT S. WHATLEY Robert S. Whatley Vice President
UNIVERSAL BRIXIUS, INC.
By:	/s/ ROBERT S. WHATLEY Robert S. Whatley Vice President
MORGAN TRAILER FINANCIAL CORPORATION
By:	/s/ THOMAS DALY Thomas Daly President
MORGAN TRAILER FINANCIAL MANAGEMENT, L.P.
By:	MORGAN TRAILER MFG. CO., its general partner
By:	/s/ ROBERT S. WHATLEY Robert S. Whatley Vice President

[Signature Page to Limited Consent and Second Amendment to Loan and Security Agreement]

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  Exhibit 10.3
LIMITED CONSENT AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
RECITALS